CERTIFICATION OF THE
                           PRINCIPAL EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William P. Williams, the Chairman, President, Chief Executive Officer of MedCom USA, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MedCom USA, Inc. on Form 10-Q for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of MedCom USA, Inc.

Date: May 12, 2006                 /s/ William P. Williams
                                   --------------------------------------------
                                   William P. Williams
                                   Chairman, President and Chief Executive
                                   Officer (Principle Executive
                                   Officer and Principle Financial Officer)